Other (Income) Expenses, Net	12 Months Ended
Mar. 31, 2022
Other (Income) Expenses, Net [Abstract]
OTHER (INCOME) EXPENSES, NET

NOTE 12 — OTHER EXPENSES, NET

	Year ended March 31,
	2020	2021	2022
	RMB	RMB	RMB
Exchange losses	323	3,703	2,316
Provision for doubtful accounts, net	1,186	(836)	3,406
Impairment of intangible asset	-	-	348
Government grants	(1,520)	(1,289)	(2,851)
Loss on equity method investment	22	833	-
Others	(4)	464	109
Total	7	2,875	3,328